SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 26, 2010


                          SECURE RUNWAY SYSTEMS CORP.

             (Exact name of Registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


           Nevada                      000-52638               20-44412118
------------------------------ ------------------------- -----------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
      of incorporation)                                    Identification No.)

            2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

              (Address of principal executive offices) (Zip Code)

                                  905-369-0116

               Registrant's telephone number, including area code

                          SECURE RUNWAY SYSTEMS CORP.
                          ---------------------------
            2283 Argentia Rd. Unit 10, Mississauga, Ontario L5N 5Z2

         (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                        DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective February 26, 2010, appointed Mr. Edward Minnema, as President. Mr. Reno Calabrigo will remain as Chairman.

Effective February 26, 2010, Mr. Reno Calabrigo will assume the role as Chief Executive Officer.
































































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


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SECURE RUNWAY SYSTEMS CORP.


Dated: February 26, 2010

                                        /s/ Reno Calabrigo
                                        ------------------
                                        Reno Calabrigo, Chairman & CEO





























































--------------------------------------------------------------------------------
EDWARD MINNEMA JOINS SECURE RUNWAY SYSTEMS AS PRESIDENT

TORONTO--( 02/26/10) - Secure Runway Systems (Pinksheets:SRWY - News) ("Secure Runway Systems," "SRWY" or the "Company") is pleased to announce that it has appointed Mr. Edward Minnema, as President. Mr. Reno Calabrigo will remain as Chairman and will assume the role as Chief executive officer.

Mr. Calabrigo stated, "Mr. Minnema will be a great asset to our Company. We are thrilled that Mr. Minnema has accepted this appointment. Edward is well known in the mining industry and has developed many contacts throughout North America and in the Caribbean. He has extensive connections in the mining and retail sectors of the economy. Mr. Minnema has been brought on to assist the Company in seeking out new and profitable business opportunities to enhance the Company and thereby increase shareholder value. Mr. Minnema has over the years run successful private businesses and in various capacities for numerous mining firms."

Mr. Minnema commented, "I am looking forward to working from the ground floor and am confident that I will bring value to SRWY and its present and future shareholders. Despite the challenges the North American economy faces, there are currently many exciting opportunities both in the retail and mining sectors that a public company such ours, with a very advantageous share structure, may use to leverage those opportunities to benefit all. My plan is to add to the Company a diverse range of business ventures which will appeal to a broad audience so the Company will prosper together with those different sectors of the economy.

Safe Harbour Statement:
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan," or planned, "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements.

CONTACT:

Contact:
Secure Runway Systems
Edward Minnema
President
(416)-525-6872
Srwy.Ed.Minnema@gmail.com


PRESS RELEASE Source: Secure Runway Systems Corp. On Friday February 26, 2010, 3:34 pm EST